Fallen Angels Income Fund Achieves #1 Ranking Year-To-Date in its Lipper Category

Business Wire News Releases

Published: 06/13/08 01:23 PM EDT

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American Money Management, LLC

The Fallen Angels Income Fund (FAINX) currently ranks #1 among the 537 mutual funds that compete in its Lipper category. FAINX is also ranked among the top 10 funds year-to-date in its broad Morningstar class of over 3,000 funds.

FAINX is one of two public funds www.fallenangelsfunds.com that are co-managed by Gabriel Wisdom and Michael Moore of American Money Management, LLC www.amminvest.com. Fallen Angels is an old Wall Street term used to describe stocks and bonds that have declined in price, but should rise again.

"The sub-prime related credit crisis has provided us with some terrific opportunities that may not have materialized in a more normal market environment," according to AMM Funds President Gabriel Wisdom www.gabrielwisdom.com. "Wall Street continues to be the only marketplace in the world where buyers withdraw when the merchandise goes on sale. It's been a good year for us so far."

The oil shock may exacerbate the on-going credit squeeze for corporations, depressing the prices of income-securities issued by a number of mainstream industries, thus driving up the current yields available. The Fallen Angels Funds look to benefit from the market volatility and declines.

AMM Funds growth oriented offering, The Fallen Angels Value Fund (FAVLX), has also achieved a high ranking year-to-date in its respective Lipper and Morningstar categories.

In addition to managing AMM Funds, Wisdom and Moore manage money for individuals and investment professionals in 31 states, operating from the firm's campus in Rancho Santa Fe.

Disclosures:

*As of 6/10/2008, FAINX is #1 out of 537 in total return, year to date, in the Mixed-Asset Target Allocation Moderate category provided by Lipper, and #7 among 3,361 Balanced Funds according to www.morningstar.com. FAVLX is #11 out of 450 funds in the Lipper Multi-Cap Value category, and #15 out of 2,052 funds in the Morningstar Large-Cap Blend category. Past performance is no guarantee of future results. The rankings for Lipper categories were obtained at http://www.smartmoney.com/top25funds/

Before investing, consider the fund's investment objectives, risks and expenses. Contact us for a prospectus containing this information.Read it carefully.

Contacts:

American Money Management, LLC
Joseph Dang, 858-755-0909